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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.15
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


                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          14
AMERICAN WASTE TRANSPORT, INC.                                                               --
                                                                  For the period FROM:       1/1/02
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        1/31/02
Chapter 11 Case No.:  LA 00-44134 ES                                                         -------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $3,700,913.07        $608,892.03       $234,448.84
                                                                  -------------------- ----------------- ------------------
B.    Less:  Total Disbursements per all Prior Statements         $3,632,278.56        $606,516.86       $234,001.92
                                                                  -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $   68,634.51        $  2,375.17       $    446.92
                                                                  -------------------- ----------------- ------------------
D.    Receipts during Current Period

      (Attach Separate Listing if Necessary)
      Description




      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  $   68,634.51        $  2,375.17      $    446.92
                                                                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------



                                                                                                        $    18.00
      TOTAL DISBURSEMENTS THIS PERIOD:                            $   31,444.95        $  1,663.53
                                                                  -------------------- ----------------- ------------------
G.       Ending Balance (E less F)                                $   37,189.56        $    711.64      $   428.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:   2017-36008
                             -------------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number:  2019-36009
                             -------------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number:  2019-36007
                             -------------
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
         Petty Cash     $ 3,000.00
      ----------------------------
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  March 5, 2002
              -


                                         /s/ Eugene W. Tidgewell
                                         --------------------------------------
                                         Debtor in Possession or Trustee
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
                            American Waste Transport
                                Operating Account
                         For the Month of January , 2002



     Type             Date      Num          Name           Memo   Class  Clr           Split             Amount    Balance
----------------   -----------------------------------------------------------------------------------------------------------
                                                                                                                    68,634.51
1001-SANWA CHECKING                                                                                                 68,634.51
Bill Pmt-Check      01/02/2002 1447  JUDITH M. CANNAVO                     X   2001-A/P-POST FILING      -8,940.00  59,694.51
Bill Pmt-Check      01/02/2002 1448  USA BIOMASS                           X   2001-A/P-POST FILING     -22,504.95  37,189.56
                                                                                                        ----------------------
Total 1001-SANWA CHECKING                                                                               -31,444.95  37,189.56
                                                                                                        ----------------------
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
                            American Waste Transport
                                 Payroll Account
                         For the Month of January , 2002


  Type         Date        Num       Name       Memo       Class  Clr             Split           Amount      Balance
---------   -----------   -------   ------- ------------- ------- -----   --------------------   --------  ------------
1002-SANWA PAYROLL..                                                                                          2,375.17
Adjust      01/01/2002                     Adjust to Bank rec                                    -1,645.53      729.64
                                                                                                              ---------
Check       01/28/2002                     Service Charge         X       6050-BANK CHARGES         -18.00      711.64
                                                                                                 -----------  ---------
                                                                                                 -----------  ---------
Total 1002-SANWA PAYROLL..                                                                       -1,663.53      711.64
                                                                                                 -----------  ---------
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
                            American Waste Transport
                               Payroll Tax Account
                         For the Month of January , 2002



  Type        Date         Num      Name          Memo          Class     Clr              Split              Amount      Balance
 -------   ------------   ------   -------   ----------------   -------   -----   ------------------------   ----------   ---------
                                                                                                                            446.92
 1003 - SANWA PAYROLL TAXES                                                                                                 446.92
 Check      01/28/2002                       Service Charge                X      6050 - BANK CHARGES           -18.00      428.92
                                                                                                             ----------   ---------
 Total 1003 - SANWA PAYROLL TAXES                                                                               -18.00      428.92
                                                                                                             ----------   ---------
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